SUPPLEMENT DATED MARCH 12, 2018 TO THE PROSPECTUS

OF VANECK VECTORS ETF TRUST

Dated May 1, 2017

(as supplemented)

This Supplement updates certain information contained in the above-dated Prospectus for VanEck Vectors® ETF Trust (the “Trust”) regarding VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Israel ETF, VanEck Vectors Poland ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF (each, a “Fund” and collectively, the Funds”), each a series of the Trust. You may obtain copies of the Funds’ Prospectus free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective March 12, 2018, George Chao was replaced as a portfolio manager for the Funds by Guo Hua (Jason) Jin. Accordingly, the Prospectus is supplemented as follows:

1.	The information respecting George Chao in each Fund’s “Summary Information – Portfolio Management – Portfolio Managers” section of the Prospectus is hereby deleted and replaced with the following:

Name	Title with Adviser	Date Began Managing the Fund
Guo Hua (Jason) Jin	Portfolio Manager	March 2018

2.	The information in the “Portfolio Managers” section of the Prospectus is hereby deleted and replaced with the following:

Portfolio Managers

The portfolio managers who currently share joint responsibility for the day-to-day management of each Fund’s portfolio are Peter H. Liao, CFA, and Guo Hua (Jason) Jin. Mr. Liao has been employed by the Adviser as an analyst since the summer of 2004 and has been a portfolio manager since 2006. Mr. Liao graduated from New York University in 2004 with a Bachelor of Arts in Economics and Mathematics. Mr. Jin has been employed by the Adviser as an analyst since January 2007 and has been a portfolio manager since 2018. Mr. Jin graduated from the State University of New York at Buffalo in 2004 with a Bachelor of Science degree in Business Administration with a concentration in Financial Analysis. Messrs. Liao and Jin also serve as portfolio managers for certain other investment companies and pooled investment vehicles advised by the Adviser. See the Funds’ SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their respective ownership of Shares.

Please retain this supplement for future reference.